Exhibit 10.46

                        TERMINATION AND RELEASE AGREEMENT
                                (DDD Energy Loan)


     This Termination and Release Agreement ("Agreement") is made this 28th day of December, 1995, by and between DDD Energy, Inc., a Delaware corporation
("Borrower"), Seitel, Inc., a Delaware corporation ("Guarantor"), Seitel Geophysical, Inc., a Delaware corporation ("SGI") and Bank One, Texas, National Association ("Bank One") and Compass Bank - Houston ("Compass," and collectively with Bank One, "Lenders").

     WHEREAS, Lenders loaned certain sums to Borrower (the "Loan") pursuant to that certain Credit Agreement (the "Credit Agreement") between Borrower and Lenders dated June 14, 1995, and those certain promissory notes of even date therewith, each in the original principal amount of $37,500,000, payable to Bank One (the "Bank One Note") and to Compass (the "Compass Note", and collectively with the Bank One Note, the "Notes");

     WHEREAS, Borrower granted a Deed of Trust, Security Agreement, Financing Statement and Assignment of Production (the "First Deed of Trust") to Arthur R. Gralla, Jr., Trustee for the benefit of Bank One, as Agent for the Lenders dated June 14, 1995 as security for the Loan;

     WHEREAS, Borrower granted a Deed of Trust, Security Agreement, Financing Statement and Assignment of Production (the "Second Deed of Trust," and collectively with the First Deed of Trust, the "Deeds of Trust") to Arthur R. Gralla, Jr., Trustee for the benefit of Bank One, as Agent for the Lenders dated September 21, 1995 as security for the Loan;

     WHEREAS, Borrower granted certain security interests in certain collateral to Bank One, as Agent for Lenders, pursuant to those certain Non-Standard Financing Statements (the "Financing Statements") relating to the Deeds of Trust;

     WHEREAS, Borrower pledged certain joint venture interests to Lenders as security for the Loan pursuant to that certain Assignment of Joint Venture Interests (Security Agreement) dated June 14, 1995 between Borrower and Bank One, as Agent for the Lenders (the "Assignment of Joint Venture Interests");

     WHEREAS, Borrower collaterally assigned certain interests to Bank One, as Agent for the Lenders, as security for the Loan pursuant to that certain Collateral Assignment of Notes, Liens and Security Interests (Security Agreement) (the "Collateral Assignment") dated June 14, 1995 between Borrower and Bank One, as Agent for the Lenders ,

     WHEREAS, Guarantor guaranteed the obligations of Borrower under the Credit Agreement pursuant to the terms of that certain Guaranty by Guarantor in favor of Lenders dated June 14, 1995 (the "Guaranty");

     WHEREAS, Guarantor pledged all of the shares of stock of Borrower to Lenders as security for its obligations under the Guaranty pursuant to the terms of that certain Security Agreement (Stock Pledge) dated June 14, 1995, between Guarantor and Lenders (the "Pledge");

     WHEREAS, Guarantor, SGI and Lenders entered into a Subordination Agreement (the "Subordination Agreement") dated June 14, 1995 in connection with the Loan;

     WHEREAS, Borrower desires to repay all indebtedness under the Loan and terminate the Credit Agreement, and the Notes are hereby being repaid in full by Borrower; and

     WHEREAS, Borrower and Lenders enter into this Agreement to evidence receipt of payment in full of the Notes, termination of the Credit Agreement and all rights of Borrower to borrow from Lenders thereunder, termination of the various security documents securing payment of the Notes, and release of all security interests of Lenders securing repayment of the Loan.

     NOW, THEREFORE, the parties hereto hereby agree as follows:

     1. Payment. Lenders hereby acknowledge receipt of the sum of $7,767,155.29 as payment in full of all outstanding principal and interest due under the Notes, and contemporaneously with the execution hereof, have returned the original Notes marked "Paid In Full" to Borrower.

     2. Termination of Credit Agreement. Borrower and Lenders hereby terminate the Credit Agreement. Borrower and Lenders hereby acknowledge and agree that Borrower shall have no further rights to borrow funds under the Credit Agreement, and shall have no further liabilities to pay any amounts to Lenders thereunder. Lenders hereby release all security interests in any and all collateral granted in connection with or otherwise securing repayment of the Loan. Nothing in this Agreement shall be deemed to affect in any manner the rights of Compass Bank (formerly Central Bank of the South) ("Compass Alabama") under that certain Term Credit and Security Agreement dated July 15, 1993 between Compass Alabama and Seitel Geophysical, Inc. ("SGI"), the Term Note in the original principle amount of $4,300,000 of even date therewith made by SGI payable to the order of Compass Alabama, or the Continuing Guaranty of even date therewith made by Seitel to Compass Alabama to secure the payment obligations of SGI thereunder.

     3. Termination and Release of Security Interests under Deeds of Trust. Without limiting the generality of paragraph 2 above, Lenders hereby release all security interests in any and all Mortgaged Property (as such term is defined in the Deeds of Trust) granted in or otherwise arising under the Deeds of Trust, and in all collateral under the Financing Statements. Lenders shall execute and file with all required governmental offices formal documents (including but not limited to releases of mortgages and UCC-3s) evidencing such releases as soon as reasonably practicable, which documents shall be prepared and filed at Borrower's expense.

     4. Termination of Assignment of Joint Venture Interests. Without limiting the generality of paragraph 2 above, Lenders hereby release the security interests in the joint venture interests and other collateral granted in or otherwise arising under the Assignment of Joint Venture Interests, and terminate the Assignment of Joint Venture Interests.

     5. Termination of Collateral Assignment. Without limiting the generality of paragraph 2 above, Lenders hereby release the security interests created by the Collateral Assignment, and terminate the Collateral Assignment. As soon as reasonably practicable, Lenders shall return to Borrower all documents and instruments delivered to Lenders in connection with the Collateral Assignment.

     6. Termination of Guaranty. Without limiting the generality of paragraph 2 above, Lenders hereby release Guarantor from its obligations under the Guaranty, and terminate the Guaranty.

     7. Termination of Pledge. Without limiting the generality of paragraph 2 above, Lenders hereby release the security interests in the stock and other collateral granted in or otherwise arising under the Pledge, and terminate the Pledge. Lenders shall promptly return to Guarantor all original share certificates delivered to Lenders under the Pledge, or shall deliver lost share certificate affidavits reasonably satisfactory to Guarantor for any such certificates as Lenders may have lost or as may have been destroyed.

     8. Termination of Subordination Agreement.  Without limiting the generality
of  paragraph  2  above,  Lenders,   Guarantor  and  SGI  hereby  terminate  the
Subordination Agreement.

     9. Payment of Expenses. Notwithstanding anything herein to the contrary, Borrowers shall pay Lenders' reasonable legal fees and expenses incurred in connection this Agreement and the releases contemplated hereunder, including any expenses arising under paragraph 10 hereof.

     10. Further Assurances. The parties hereto agree to perform such other acts and deliver such other documents as may be reasonably necessary in the opinion of the parties to further effect and evidence the releases and terminations provided for herein.

     11. Choice of Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas.

     EXECUTED as of the date first above written.

                                        BANK ONE, TEXAS, NATIONAL ASSOCIATION


                                        BY:  /s/ Gary L. Stone
                                             ---------------------------------
                                             NAME: Gary L. Stone
                                             TITLE: Senior Vice President


                                        COMPASS BANK - HOUSTON


                                        BY:  /s/ Kathleen J. Bowen
                                             ---------------------------------
                                             NAME: Kathleen J. Bowen
                                             TITLE: Vice President

                                        SEITEL, INC.


                                        BY:  /s/ Debra D. Valice
                                             ---------------------------------
                                             DEBRA D. VALICE, Sr. Vice President
                                             of Finance and Chief Financial
                                             Officer


                                        DDD ENERGY, INC.


                                        BY:  /s/ Debra D. Valice
                                             ---------------------------------
                                             DEBRA D. VALICE, Vice President



                                        SEITEL GEOPHYSICAL, INC.


                                        BY:  /s/ Debra D. Valice
                                             ---------------------------------
                                             DEBRA D. VALICE, Vice President